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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                              ------------------------


                                      FORM 8-K

                                   CURRENT REPORT
                       filed pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): April 1, 1998





                                  U.S. BANCORP
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                (Exact name of registrant as specified in its charter)


        Delaware                     1-6880                    41-0255900
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(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)            File Number)             Identification No.)



601 Second Avenue South, Minneapolis, Minnesota                  55402
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (612) 973-1111
                                                   -----------------------------
                                      N/A
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           (Former name or former address, if changed since last report.)



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Item 5.   OTHER EVENTS.

          U.S. Bancorp, a Delaware corporation (the "Company") and USB Capital II, a business trust formed under the laws of the state of Delaware (the "Trust"), have entered into the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (March 25, 1998), as incorporated by reference to the Underwriting Agreement dated March 25, 1998, with Merrill Lynch, Pierce, Fenner & Smith Incorporaed, Piper Jaffray Inc., Dain Rauscher Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated and Smith Barney Inc. for the public offering of $350,000,000 aggregate principal amount of the Trust's 7.20% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities") representing preferred beneficial interests in the Trust. The Preferred Securities will be fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement dated April 1, 1998 (the "Guarantee") between the Company and Wilmington Trust Company, as Guarantee Trustee. The proceeds from the sale of the Preferred Securities, together with the proceeds from the sale by the Trust of its common securities (liquidation amount $25 per common security) are to be invested in 7.20% Junior Subordinated Deferrable Interest Debentures of the Company (the "Junior Subordinated Debentures"), due April 1, 2028 (or such date to which the maturity of the Junior Subordinated Debentures may be extended, as described in the Prospectus Supplement dated March 25, 1998), to be issued pursuant to an Indenture (the "Indenture") dated November 15, 1996 between the Company and Wilmington Trust Company, as Debenture Trustee and the Officers' Certificate dated April 1, 1998, pursuant to Sections 201 and 301 of the Indenture. The Preferred Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-45211.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     1.1 Underwriting Agreement, dated March 25, 1998, between the Company, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Piper Jaffray Inc., Dain Rauscher Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated and Smith Barney Inc.

     1.2 U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (March 25, 1998).


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     4.1  Officers' Certificate dated April 1, 1998 pursuant to Sections 201 and
          301 of the Indenture dated as of November 15, 1997, between the Company and Wilmington Trust Company, as Debenture Trustee (excluding exhibits thereto).

     4.2  Specimen Preferred Security Certificate.

     4.3  Specimen Junior Subordinated Debenture.


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

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 1998


                              U.S. BANCORP


                              By:   /s/ David J. Parrin
                                 ------------------------------
                                   David J. Parrin
                                   Senior Vice President & Controller


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                                 INDEX TO EXHIBITS

(c)  Exhibits                                                           Page No.
     --------                                                           --------
     1.1  Underwriting Agreement, dated March 25, 1998, between the Company, the Trust and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated, Piper Jaffray Inc., Dain Rauscher
          Incorporated, Morgan Stanley & Co. Incorporated, Prudential
          Securities Incorporated and Smith Barney Inc. ...............


     1.2  U.S. Bancorp Underwriting Agreement Standard Terms
          (Capital Securities) (March 25, 1998). ......................

     4.1  Officers' Certificate dated April 1, 1998 pursuant to
          Sections 201 and 301 of the Indenture dated as of
          November 15, 1997, between the Company and Wilmington
          Trust Company, as Debenture Trustee (excluding exhibits
          thereto). ...................................................

     4.2  Specimen Preferred Security Certificate. ....................

     4.3  Specimen Junior Subordinated Debenture. .....................

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